1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

November 2022


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: the effect of the COVID19 pandemic, including on FS Bancorp, Inc. (the "Company") credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets, including as a result of the COVID-19 pandemic; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov., all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the outbreak of the COVID-19 pandemic.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2022 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

FRANCHISE OVERVIEW

- **Total Assets:** $2.65 billion (at September 30, 2022)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 23*
- **Loan Production Offices:** 14
- **ATM Locations:** 20
- **Year Established:** 1936
- **Quarterly Dividend:** $0.20 **

* Including headquarters and drive through banking in Aberdeen, WA

**Thirty-ninth Consecutive Quarterly Dividend Announced


1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Puyallup South Hill, Sequim, Silverdale, Westport
Home Lending
Aberdeen, Bellevue, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
Commercial Lending
Mountlake Terrace, Tacoma
Adminstrative Center
Mountlake Terrace
Port Angeles
Sequim
Port Townsend
Everett
Hadlock
Lynnwood
Edmonds
Mill Creek
Mountlake Terrace
Poulsbo
Capitol Hill
Overlake
Bellevue
Port Orchard
Silverdale
Tacoma Lending
Ocean Shores
Westport
Aberdeen
Montesano
Elma
Olympia
Lacey
Puyallup
Puyallup South Hill
Centralia
Tri-Cities
Vancouver

CULTURE & HISTORY

Vision	Build a truly great place to work and bank
Mission	Live our Core Values and 'WOW' each other and our customers every day
Guiding Principles	Employ smart, driven, and nice people; Emphasis on collaboration; Best idea wins; Jim Collins' Good-to-Great Lessons

- **1936** – Founded in 1936 as a credit union
- **2004** – Converted to a state chartered mutual savings bank on April 1, 2004
- **2012** – Converted to a stock savings bank on July 9, 2012
- **2016** – Completed a four branch acquisition in Q1 2016 resulting in $186.0M in new relationship based deposits
- **2017** – Raised $27.6M in Capital ($25.7M net) w/secondary offering
- **2018** – Completed Anchor Bancorp acquisition on November 15, 2018
- **2022** – Announced thirty-ninth consecutive quarterly cash dividend of $0.20 per share


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform
- Remain focused on maintaining and improving asset quality
- Continue to emphasize lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

Environmental | Social | Governance

FSBW's Core Values reflect our commitment to diversity, equality, inclusiveness and social awareness. To further our commitment of these values, our Governance and Nominating Committee expanded our scope and became the Nominating and Environmental, Social, Governance Committee in 2020. A copy of our Core Values, Business Philosophy, Vision and Mission Statements are available on our website at www.FSBWA.com.

ENVIRONMENTAL

- Most recently-built branch is a LEED certified building (Montesano)
- We finance energy efficient home improvement projects including solar, efficient window replacement, siding and roofing
- Low flow faucets throughout our facilities; light and movement sensors installed in many locations turn off lights in unoccupied areas
- Recycling in all locations where permitted by the public utility
- Commitment to paperless processes
- Remote work environments to reduce commutes in traffic/ pollution

SOCIAL

- Minimum wage increased to $20/hour "Livable Wage" for all employees effective July 2021
- Health insurance cost increases absorbed by the company since 2014
- Provide 16 hours of paid volunteer time for all employees
- Offer a $5,000 annual tuition reimbursement program to employees
- Financial and volunteer support of The IF Project, which assists soon-to-be released inmates prepare for life after incarceration

GOVERNANCE

- Independent Board Chair
- Six of seven directors are independent
- Board committees are comprised entirely of independent directors
- Independent directors meet in regular executive sessions throughout the year
- Board and committees perform self-evaluations on a regular basis
- Policy restricts hedging and pledging of stock
- Alignment of director and shareholder interests
- Use of claw back provisions in executive pay

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*19*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*13*	*20+*
	Matthew Mullet	*EVP, Chief Financial Officer*	*11*	*20+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*6*	*30+*
	Robert Fuller	*EVP, Chief Credit Officer*	*9*	*30+*
	Lisa Cleary	*EVP, Chief Operating Officer*	*2*	*20+*
	Dennis O'Leary	*EVP, Chief Lending Officer*	*11*	*30+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*20*	*20+*
	Donn Costa	*EVP, Home Lending Production*	*11*	*30+*

Banks Headquartered in Snohomish County: December 31, 2008
Total Assets $9.4B

- $4.1B* Frontier Bank
- $1.6B* Cascade Financial Corporation
- $1.3B* City Bank
- $520M* Golf Savings Bank
- $350M* North County Bank
- $255M 1st Security Bank
- $243M Coastal Community Bank
- $207M* First Heritage Bank
- $206M* The Bank of Washington
- $185M* Prime Pacific Bank
- $149M Pacific Crest Savings Bank
- $133M Mountain Pacific Bank
- $123M UniBank
- $45M* Bank of Everett

Banks Headquartered in Snohomish County: September 30, 2022
Total Assets $7.2B

- $3.1B Coastal Community Bank
- $2.7B 1st Security Bank
- $571M Mountain Pacific Bank
- $551M UniBank
- $270M Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

DEPOSIT FRANCHISE & BRANCH FOOTPRINT

County Deposits & Demographics (6/30/22)

County	Market Rank	Number of Branches	Deposits In Market ($000)	Deposit Market Share (%)	% of Franchise
Snohomish	6	4	901,367	4.72	44.34
Grays Harbor	3	6	243,139	18.25	11.96
Clallam	4	2	229,593	8.40	11.29
Jefferson	3	2	185,070	21.18	9.10
King	22	2	176,569	0.15	8.69
Pierce	15	2	110,131	0.61	5.42
Thurston	13	2	89,538	1.55	4.40
Kitsap	12	2	63,680	1.36	3.13
Lewis	9	1	33,726	2.45	1.66
Total			**2,032,813**		

	2022		2022-2027 Projected	
County	Total Population	Median HH Income ($)	Population Change (%)	HH Income Change (%)
Snohomish	850,697	100,225	19.26	14.42
Grays Harbor	76,864	63,809	5.59	15.09
Clallam	79,088	63,648	10.76	11.89
Jefferson	33,203	64,472	11.15	8.72
King	2,325,075	115,477	20.39	15.57
Pierce	930,715	89,399	17.04	15.29
Thurston	300,863	85,567	19.27	12.93
Kitsap	277,195	90,332	10.38	14.91
Lewis	83,281	65,460	10.37	13.53
Total	**4,956,981**			
Washington	**7,858,401**	**88,405**	**16.86**	**14.17**
United States	**334,279,739**	**72,465**	**8.27**	**12.10**


Port Angeles
Agnew
Port Townsend
Discovery Bay
Puget Sound
Tulalip I.R.
Marysville
Everett
Mukilteo
Olympic National Park
Lynnwood
Edmonds
Shoreline
Bothell
Port Madison I.R.
Kirkland
Silverdale
Bremerton
Seattle
Bellevue
Mercer Island
Shorewood
Burien
Renton
SeaTac
Olympic National Forest
Des Moines
Kent
Federal Way
Auburn
Tacoma
Humptulips
Shelton
University Place
Puyallup
Lakewood
Parkland
Fort Lewis Military Reservation
Elk Plain
Lacey
North Bay
Hoquiam
Tumwater
Westport
Chehalis I.R.
FSBW Branches (23)*

Source: S&P Capital IQ; Deposit data as of June 30, 2022

*Including headquarters and drive through banking in Aberdeen, WA

THIRD QUARTER 2022 HIGHLIGHTS

Financial Highlights Q3 2022	▪ Total assets of $2.7 billion ▪ Gross portfolio loans of $2.1 billion ▪ Net income of $8.5 million
Q3 2022 QTD	▪ Diluted earnings per share of $1.08 ▪ Tangible book value per share of $28.30[1] ▪ Announced thirty-ninth consecutive quarterly cash dividend ($0.20)
Selected Performance Ratios	▪ ROAA of 1.34% ▪ ROAE of 13.31% ▪ Net Interest Margin of 4.54% ▪ Efficiency Ratio of 60.99%
Credit Quality Ratios	▪ Non-performing Assets (NPAs) as a percentage of total assets of 0.32% ▪ Allowance for credit losses on loans as a percentage of gross loans receivable of 1.25% ▪ Early adoption of the Current Expected Credit Losses ("CECL") standard as of January 1, 2022
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized" ▪ Common Equity Tier 1 ("CET1") capital ratio of 10.6% as of September 30, 2022

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE GROWTH

Total Assets ($B)



$982
$1.62B
$1.71B
$2.11B
$2.29B
$2.27B
$2.40B
$2.65B
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Tangible Common Equity ($M)(1)



$118
$172
$192
$223
$241
$230
$217
$215
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Total Net Loans ($B)



$815
$1.36B
$1.40B
$1.71B
$1.85B
$1.84B
$1.98B
$2.11B
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Total Deposits ($B)



$830
$1.27B
$1.39B
$1.67B
$1.92B
$1.92B
$2.02B
$2.08B
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Source: Company documents
(1) Non-GAAP financial measure

1ST SECURITY BANK

FS BANCORP, INC.

INCOME STATEMENT TRENDS

Net Income ($M)



$14.1
$24.3 *
$22.7
$39.3
$37.4
$6.9
$6.7
$8.5
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

*Includes $7.4 million in Bargain Purchase Gain (BPG)

Total Revenues ($M)



$140
$120
$100
$80
$60
$40
$20
$0
$64.6
$78.9
$93.3
$129.5
$124.1
$28.6
$29.1
$31.7
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)



$44.0
$48.8
$62.3
$66.6
$76.2
$19.1
$18.9
$19.3
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

1ST SECURITY BANK

FS BANCORP, INC.

SELECTED PERFORMANCE RATIO TRENDS

ROAA



1.53%
2.07%
1.38%
2.02%
1.71%
1.23%
1.14%
1.34%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

ROAE



14.80%
18.15%
11.92%
18.74%
15.74%
11.09%
10.72%
13.31%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Efficiency Ratio



67.35%
61.86%
66.78%
51.43%
61.41%
66.67%
65.08%
60.99%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Net Interest Margin



4.65%
4.61%
4.53%
4.02%
4.13%
4.24%
4.39%
4.54%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

NONINTEREST INCOME

Noninterest Income ($M)



$22.6
$19.3
$23.0
$55.4
$37.5
$5.9
$4.4
$4.2
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Noninterest Income Composition[1]



BOLI 5.3%
Other 25.1%
Service charges and fee income 36.1%
Gain on Sale of Loans 33.5%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale revenue resulting from low interest rate environment.
(1) Quarter ended September 30, 2022

NONINTEREST EXPENSE

Noninterest Expense ($M)


$44.0
$48.8
$62.3
$66.6
$76.2
$19.1
$18.9
$19.3
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Noninterest Expense Composition[1]


Occupancy 7.0%
Data processing 8.0%
Loan costs 3.9%
Professional Fees 3.2%
FDIC Insurance 2.4%
Other 2.0% (2)
Operations 14.5%
Salaries and benefits 59.0%

(1) Quarter ended September 30, 2022
(2) Other = marketing and advertising, and amortization of core deposit intangible

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$2.14
$3.15
$2.50
$4.49
$4.37
$0.83
$0.83
$1.08
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Reported Book Value Per Share


$17.24
$20.60
$22.93
$27.67
$30.75
$29.70
$29.27
$29.07
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income



$2.6
$38.7
$3.3
$48.8
$6.3
$64.0
$5.1
$69.0
$8.3
$78.3
$2.4
$20.3
$2.6
$22.1
$2.9
$24.6
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Noninterest Expense



$17.1
$26.9
$15.9
$32.9
$14.3
$48.1
$17.4
$48.2
$19.7
$56.5
$4.9
$14.2
$4.7
$14.2
$4.9
$14.5
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Noninterest Income



$19.0
$5.1
$14.0
$12.8
$13.2
$9.8
$44.8
$10.6
$29.0
$8.5
$3.4
$2.5
$2.2
$2.1
$0.9
$3.3
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Net Income



$2.9
$11.2
$1.0
$23.3
$3.9
$18.8
$23.5
$15.8
$15.6
$21.8
$0.9
$6.0
$(0.8)
$7.5
$(0.8)
$9.3
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer and senior executive compliance officer reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 64.0% (as of September 30, 2022)
  - Commercial Real Estate (CRE) Weighted Average LTV= 58.3% (as of September 30, 2022)
- Loans greater than $5 million are reported to the Asset Quality Committee, while loans between $15 million and $30 million require approval from the Senior Loan Committee
- The legal lending limit is $60.7 million while the in-house limit is $30 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


0.03%
(0.01)%
0.15%
0.01%
0.06%
0.02%
0.00%
0.03%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

ASSETS WITH SHORT TERM REPRICING

Assets Repricing - Within 1 Month ($M)

- Assets repricing within 30 days of September 30, 2022, was $797.2 million, or 30.1% of total assets


CRE Swaps
$58,853
2.2%
Muni Swaps
$60,000
2.3%
HFS Mtg
$23,447
0.9%
Int Bear Cash
$148,256
5.6%
Adjustable loans
$492,754
18.6%
AFS Invest
$13,854
0.5%

1ST SECURITY BANK

FS BANCORP, INC.

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)



$827
$1.33B
$1.42B
$1.73B
$1.88B
$1.86B
$2.00B
$2.13B
5.80%
5.98%
6.22%
5.33%
5.15%
5.10%
5.23%
5.63%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Loan Composition at September 30, 2022

Total Gross Loans (excl. loans held for sale): $2.1B



WH lending (3) 1%
Commercial Real Estate 8%
Construction and Development 16%
Home equity 3%
One-to-four-family (excludes loans held for sale) 20%
Multi-family 11%
Indirect home improvement and Other consumer 25%
(2)
Commercial and Industrial 16%
(4)

(1) Loans including loans held for sale
(2) Other consumer includes marine loans
(3) WH = Warehouse
(4) Includes owner occupied CRE

CONSUMER LENDING

Q3 2022 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $519 million outstanding as of Q3 2022
  - $101 million in dealer originations
  - $49 million, or 62%, with the top 10 dealers
  - Average net of fees yield of 6.40%, down from 6.46% in Q2 2022

Q3 2022 Dealer Production by State


Washington 37.1%
Oregon 23.3%
California 17.8%
Idaho 5.5%
Arizona 1.6%
Colorado 4.2%
Minnesota 8.0%
Nevada 1.2%
Texas 0.1%
Utah 0.9%
Montana 0.2%
Massachusetts 0.1%

2009 vs. Q3 2022 Portfolio Credit Quality


2009
Q3 2022
15.21%
2.99%
23.76%
13.79%
61.03%
83.22%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics


Indirect Home Improvement 82.4%
Marine 12.7%
Solar 4.5%
Auto + Recreational 0.1%
Other 0.3%

1ST SECURITY BANK

FS BANCORP, INC.

COMMERCIAL BUSINESS LENDING

Q3 2022 Commercial & Industrial (C&I)

- C&I commitments: $587.2 million
- Outstanding balances were $375.7[1] million at September 30, 2022, compared to $359.2[1] million at June 30, 2022
- The $16.1 million of quarter over sequential quarter increase in outstanding balances was largely attributed to organic loan growth (+$51.9 million) at the end of the quarter, less $2.2 million reduction in WH lending; and regular payoffs and CARES Act forgiveness activity
- CARES Act forgiveness and payment activity reduced the C&I balance by $2.4 million in the third quarter

Q3 2022 Product Mix ($M)



C&I Loans
$209,791
56%
C&I - RE Owner Occupied Loans
$137,245
37%
Const. WH
$27,490
7%
PPP loans
$519
0%
Mtg. WH
$659
0%



$341.8
$303.5
$375.7
$375.2
Q3 2021
Q3 2022
C&I outstanding with OwnOcc CRE
Without PPP loans

Source: Company documents

(1) Deferred fees and costs are not reflected in the totals

CONSTRUCTION & DEVELOPMENT LENDING

Q3 2022 Highlights

- Overall construction: $569.4 million committed / $335.2 million outstanding
- $4.9 million increase in quarter over quarter Multi-family Construction outstanding
- 7.29% average coupon rate
- Majority of originations in King County
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$129.4
$191.2
$200.3
$191.9
$250.1
$335.2
Q3 2017
Q3 2018
Q3 2019
Q3 2020
Q3 2021
Q3 2022

Source: Company documents

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


72.5%
27.5%
81.2%
18.8%
84.7%
15.3%
62.3%
37.7%
75.0%
25.0%
86.4%
13.6%
92.9%
7.1%
95.6%
4.4%
2017
2018
2019
2020
2021
Q1 2021
Q2 2022
Q3 2022
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$41.2
$6.1
$18.0
$52.1
$12.0
$14.9
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
$22.7
$2.0
$3.9
$24.7
$2.3
$2.1
$27.5
$2.8
$1.4 *
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022
Net Interest Income
Other noninterest Income
Gain on Sale

* $0.4 million of $1.4 million was attributable to gain on sale of consumer loans

1ST SECURITY BANK

FS BANCORP, INC.

ASSET QUALITY

Non-performing Assets ($M)[1] & NPAs/ Assets



$1.0
$4.6
$3.2
$7.9
$5.8
$6.8
$6.8
$8.4
0.11%
0.28%
0.19%
0.37%
0.25%
0.30%
0.28%
0.32%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

(1) Non-performing Assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

Reserves/Gross Loans[2]



1.39%
0.93%
0.98%
1.66%
1.46%
1.28%
1.27%
1.25%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

Charge-offs & Recoveries ($000's)



$725
$993
$628
$1,030
$756
$260
$281
$361
$(930)
$(940)
$(2,628)
$(1,123)
$(1,793)
$(523)
$(297)
$(924)
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022
Charge-offs
Recoveries

DEPOSIT COMPOSITION AND GROWTH

September 30, 2022

Total Deposits: $2.1 billion


Certificates of deposit over $250,000
$71,629
Certificates of deposits under $250,000
$478,656
Checking
$729,580
(1)
MMDA and Savings
$803,473

Total Deposits ($B) and Cost of Deposits (%)


$830
$1.27B
(2)
$1.39B
$1.67B
$1.92B
$1.92B
$2.02B
$2.08B
0.50%
0.80%
1.21%
0.78%
0.38%
0.27%
0.31%
0.50%
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced
(2) Anchor Bancorp acquisition in Q4 2018

COMPOSITION COMPARISON YEAR OVER YEAR

September 30, 2022	September 30, 2021

Total Deposits: $2.1 billion


Certificates of deposits
26%
Checking
35%
MMDA and Savings
39%

Total Deposits: $1.9 billion


Certificates of deposits
22%
Checking
41%
MMDA and Savings
37%

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Regular dividend reflects a 18.5% payout ratio compared to diluted earnings per share in the third quarter

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution
- Repurchased 74,073 shares of our common stock during the third quarter

APPENDIX – NON-GAAP RECONCILIATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Stockholders' equity	$ 220,547	$ 222,641	$ 235,950	$ 247,507	$ 240,453
Goodwill and core deposit intangible, net	(5,854)	(6,027)	(6,199)	(6,372)	(6,532)
Tangible common stockholders' equity	$ 214,693	$ 216,614	$ 229,751	$ 241,135	$ 233,921
Common shares outstanding at end of period	7,585,843	7,605,740	7,945,539	8,048,215	8,073,412
Common stockholders' equity (book value) per share (GAAP)	$ 29.07	$ 29.27	$ 29.70	$ 30.75	$ 29.78
Tangible common stockholders' equity (tangible book value)*	$ 28.30	$ 28.48	$ 28.92	$ 29.96	$ 28.97

*Per share (non-GAAP)

Source: Press Release

($ in 000's)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Stockholders' equity	$ 220,547	$ 222,641	$ 235,950	$ 247,507	$ 240,453
Common shares outstanding at end of period	7,585,843	7,605,740	7,945,539	8,048,215	8,073,412
Common stockholders' equity (book value) per share (GAAP)	$ 29.07	$ 29.27	$ 29.70	$ 30.75	$ 29.78

Source: FS Bancorp, Inc.; Press Release

CONTACT INFORMATION

Rob Fuller
rob.fuller@fsbwa.com
Chief Credit Officer
(425) 697-8056

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043